                MFS(R) INSTITUTIONAL CORE PLUS FIXED INCOME FUND

      Supplement to the November 1, 1996 Statement of Additional Information






                       Statement of Assets and Liabilities
                                  June 30, 1996


       Assets:
            Cash                                              $    110.00
            Deferred organizational expenses                    17,600.00
                                                               ----------
               Total assets                                    $17,710.00


       Liabilities:
            Accrued expenses                                    17,600.00
                                                                ----------
            Net assets for 11 shares of
            beneficial interest outstanding                   $    110.00
                                                              ===========


       Net Asset Value, Redemption Price
           and Offering Price Per Share                       $     10.00
                                                              ===========



Notes:

(1) The MFS Institutional Core Plus Fixed Income Fund (the "Fund") was organized as a series of MFS Institutional Trust (the "Trust"), a business trust under the laws of The Commonwealth of Massachusetts. The Trust consists of seven series of shares or funds. The Fund has been inactive except for matters relating to its organization and registration as an investment company under the Investment Company Act of 1940 and the sale of 11 shares of beneficial interest (initial shares) to Massachusetts Financial Services Company.

(2) Organizational expenses are being deferred and will be amortized over five years beginning with the commencement of investment operations. The amount paid by the Fund on any redemption by Massachusetts Financial Services Company, or any current holder of any fund's initial shares, will be reduced by the pro rata portion of any unamortized organizational expenses which the number of initial shares redeemed bears to the total number of initial shares outstanding immediately prior to such redemption.



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Independent Auditors' Report

To the Trustees of MFS Institutional Trust and Shareholders of MFS Institutional Core Plus Fixed Income Fund:

We have audited the accompanying statement of assets and liabilities of MFS Institutional Core Plus Fixed Income Fund (one of the series comprising MFS Institutional Trust) as of June 30, 1996. This financial statement is the responsibility of the Fund's management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of assets and liabilities is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of assets and liabilities. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit of the statement of assets and liabilities provides a reasonable basis for our opinion.

In our opinion, such statement of assets and liabilities presents fairly, in all material respects, the financial position of MFS Institutional Core Plus Fixed Income Fund at June 30, 1996 in conformity with generally accepted accounting principles.



DELOITTE & TOUCHE LLP
Boston, Massachusetts
August 2, 1996





               The  date of this  Supplement  is  January  10, 1997.